LINE OF CREDIT AND SECURITY AGREEMENT

THIS AGREEMENT is entered into effective as of October 12, 2017, by and between Natalie Moores ("Lender"), and Lockbox Link, Inc. a Nevada corporation ("Borrower").

WHEREAS, Lender desires to provide to Borrower, and Borrower desires to obtain from Lender, a line of credit with a maximum loan amount of Five Hundred Thousand and 00/100 Dollars ($500,000) (the "Line of Credit"), on certain terms and conditions as set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.Credit Amount. Subject to and in accordance with the provisions of this Agreement, Lender agrees, subject to Lender's absolute discretion set forth in Paragraph 4 below, to make advances under the Line of Credit (the "Advance" or "Advances"), and Borrower may borrow, in the manner and upon the terms and conditions expressed in this Agreement, amounts that shall not exceed in the aggregate, at any one time outstanding, Five Hundred Thousand and 00/100 Dollars ($500,000) (the "Credit Limit"). All amounts due under the Line of Credit shall bear interest on the outstanding principal balance at a simple annual rate of twelve percent (12%).

2.The Advances.

(a)A Promissory Note (the "Note(s)) setting forth the specific terms of repayment will evidence each amount advanced by Lender. No Advance will be made for less than $25,000, unless less than $25,000 remains available under the Line of Credit. Absence of a Note evidencing any portion of the Loan shall not impair Borrower's obligation to repay it to Lender.

(b)With respect to any amounts advanced under the Line of Credit, the obligation to pay the principal and interest on that amount will be subject to the terms and conditions of a Note, (a form of the Note is attached hereto as Exhibit "A") and shall (i) be duly executed and delivered by Borrower, (ii) be dated as of the date of the amount advanced pursuant to the Note, (iii) be in the stated principal amount of the Advance, (iv) mature on the Maturity Date, (v) bear interest as provided in the Note, and (vi) be governed by this Agreement.

3.Terms of Payment, Repayment.

(a)Repayment. Borrower shall repay the principal and pay interest on each Advance on the terms set forth in the applicable Note. Amounts not paid when due hereunder or under the Note shall bear interest at the Default Rate. If a court of competent jurisdiction determines that Lender has received payments that, if interest, would exceed the maximum lawfully permitted, Lender will instead apply such money to fees and expenses and then to early prepayment of principal.

(b)Delivery of Payments. Borrower shall make all payments due to Lender at Lender's address specified in Section 14(e).

(c)Default Rate. While an Event of Default has occurred and is continuing, interest on the Advances shall be increased to the Default Rate. Lender's failure to charge or accrue interest at the Default Rate during the existence of a Default shall not be deemed a waiver by Lender of its right or claim thereto.

(d)Payment Date. Whenever any payment due under this Agreement or the Note(s) is due on a day other than a business day, such payment shall be made on the next succeeding business day, and such extension of time shall be included in the computation of interest or fees, as the case may be.

(e)Maturity Date. If not sooner paid, all outstanding principal, accrued but unpaid interest and other outstanding sums due under this Agreement shall be paid in full on December 31, 2019 (the "Maturity Date") or (ii) the date on which the Borrower has received from Lender a total of $ 2,500,000 in debt or equity capital, exclusive of amounts received under this Line of Credit Agreement, whichever is sooner.

4.Advances. Any request for an Advance may be made from time to time and in such amounts as Borrower may choose; provided, however, any requested Advance will not, when added to the outstanding principal balance of all previous Advances, exceed the Credit Limit and further provided, that Lender has no obligation to lend Borrower any amounts hereunder and the decision to make any Advances and lend such money lies in the sole and complete discretion of the Lender at the time that a request for an Advance is made by Borrower.

5.Grant of Security Interest.

(a)To secure payment and performance of all of the Borrower's obligations under this Agreement and the Note(s) and the performance of all the terms, covenants and agreements contained in this Agreement and the Note(s) (and any and all modifications, extensions and renewals of the Agreement) and in any other document, instrument or agreement evidencing or related to the obligations, and also to secure all other liabilities, loans, guarantees, covenants and duties owed by the Borrower to Lender, whether or not evidenced by this or by any other agreement, absolute or contingent, due or to become due, now existing or hereafter and howsoever created this Agreement and the Note(s)), the Borrower hereby grants to Lender a first priority security interest (the "Security Interest") in and to all of the following property (the "Collateral"):

(i)Equipment. All goods and equipment ("Equipment") now owned or hereafter acquired by the Borrower or in which the Borrower now has or may hereafter acquire any interest including, but not limited to, all machinery, furniture, furnishings, fixtures, tools, and supplies and motor vehicles of every kind and description (other than those that are acquired on behalf of customers) and all additions, accessions, improvements, replacements and substitutions thereto and thereof.

(ii)Accounts and Contract Rights. All accounts and contract rights now owned or hereafter created or acquired by the Borrower, including but not limited to, all receivables and all rights and benefits due to the Borrower under any contract or agreement.

(iii)General Intangibles. All general intangibles now owned or hereafter created or acquired by the Borrower, including but not limited to, goodwill, trademarks, trade styles, trade names, patents, patent applications, software, customer lists, business records and any other intellectual property.

(iv)Chattel Paper and Documents. All documents, instruments and chattel paper now owned or hereafter acquired by the Borrower.

(b)The Security Interest shall be a continuing lien and shall include all proceeds and products of the Collateral, including, but not limited to, the proceeds of any insurance thereon as well as all accounts, contract rights, documents, instruments and chattel paper resulting from the sale or disposition of any Equipment.

(c)At the time of any Advance by Lender, the Borrower shall deliver to Lender a UCC-1 Financing Statement and other documents and instruments which Lender may reasonably request to perfect its security interest in the Collateral.

6.Conditions Precedent to the First Advance and All Extensions of Credit.

Prior to any Advance hereunder, such Advance is subject to the conditions precedent that Lender shall have received before the date of such first Advance all of the following, in form and substance satisfactory to Lender:

(a)Authority to Borrow. Evidence relating to the duly given approval and authorization of the execution, delivery and performance of this Agreement, all other documents, instruments and agreements required under this Agreement and all other actions to be taken by the Borrower hereunder or thereunder.

(b)Miscellaneous Documents. Such other documents, instruments, agreements and opinions as are necessary, or as Lender may reasonably require, to consummate the transactions contemplated under this Agreement, including but not limited to the Operating Agreement of the Borrower, all fully executed.

(c)Representations and Warranties. The representations and warranties set forth in the Section entitled "Representations and Warranties" herein and in any other document, instrument, agreement or certificate delivered to Lender hereunder are true and correct.

(d)The security interest in the Collateral has been duly authorized, created and perfected with first priority and is in full force and effect and Lender has been provided with satisfactory evidence of all filings necessary to establish such perfection and priority.

(e)Event of Default. No event has occurred and is continuing which constitutes, or with the lapse of time or giving of notice or both, would constitute an Event of Default.

(f)Subsequent Approvals, etc. Lender shall have received such supplemental approvals, opinions or documents as Lender may reasonably request.

7.Representations and Warranties.

(a)Representations and Warranties of the Borrower. The Borrower hereby makes the following representations and warranties to Lender, which representations and warranties are continuing:

(i)The Borrower is a limited liability company duly organized and validly existing under the laws of the State of Connecticut and is properly licensed, qualified to do business and in good standing in, and, where necessary to maintain the Borrower's rights and privileges, has complied with the fictitious name statute of every jurisdiction in which the Borrower is doing business.

(ii)The Borrower has no Subsidiaries. For purposes of this Agreement, “Subsidiary” means any corporation, association or other business entity in which the Borrower or one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by the Borrower or one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of the Borrower or one or more of its Subsidiaries).

(iii)The execution, delivery and performance by the Borrower of this Agreement and any instrument, document or agreement required hereunder have been duly authorized and do not and will not: (i) violate any provision of any law, rule, regulation, writ, judgment or injunction presently in effect affecting the Borrower; (ii) violate any provision of the Articles of Organization or the Operating Agreement of the Borrower; or (iii) result in a breach of or constitute a default under any material agreement to which the Borrower is a party or by which it or its properties may be bound or affected.

(iv)This Agreement constitutes, and any document, instrument or agreement required hereunder when delivered will constitute, legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

(v)All financial statements, information and other data which may have been and which may hereafter be submitted by the Borrower to Lender are true, accurate and correct and have been and will be prepared in accordance with generally accepted accounting principles consistently applied and fairly present the Borrower's financial condition and, as applicable, the other information disclosed therein. Since the most recent submission of any such financial statement, information or other data to Lender, the Borrower represents and warrants that no material adverse change in the Borrower's financial condition or operations has occurred which has not been fully disclosed to Lender in writing.

(vi)Except as have been disclosed to Lender in writing, there are no actions, suits or proceedings pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or the Borrower's properties before any court or administrative agency which, if determined adversely to the Borrower, would have a material adverse effect on the Borrower's financial condition, operations or the Collateral.

(vii)The Borrower has good and marketable title to all of its assets and the same are not subject to any security interest, encumbrance, lien or claim of any third person.

(viii)If the Borrower has a pension, profit sharing or retirement plan subject to ERISA, such plan has been and will continue to be funded in accordance with its terms and otherwise complies with and continues to comply with the requirements of ERISA.

(ix)The Borrower has filed all tax returns required to be filed and paid all taxes shown thereon to be due, including interest and penalties, other than taxes which are currently payable without penalty or interest or those which are being duly contested in good faith.

(x)The operations of the Borrower comply, and during the term of this Agreement will at all times comply, in all respects with all Environmental Laws; the Borrower has obtained licenses, permits, authorizations and registrations required under any Environmental Law ("Environmental Permits") and necessary for its ordinary operations, all such Environmental Permits are in good standing, and the Borrower is in compliance with all material terms and conditions of such Environmental Permits; neither the Borrower nor any of its present properties or operations are subject to any outstanding written order from or agreement with any governmental authority nor subject to any judicial or docketed administrative proceeding, respecting any Environmental Law, Environmental Claim or Hazardous Material; there are no Hazardous Materials or other conditions or circumstances existing, or arising from operations prior to the date of this Agreement, with respect to any property of the Borrower that would reasonably be expected to give rise to Environmental Claims; provided however, that with respect to property leased from an unrelated third party, the foregoing representation is made to the best knowledge of the Borrower. In addition, (i) the Borrower does not have or maintain any underground storage tanks which are not properly registered or permitted under applicable Environmental Laws or which are leaking or disposing of Hazardous Materials off-site, and (ii) the Borrower has notified all of its employees of the existence, if any, of any health hazard arising from the conditions of their employment and have met all notification requirements under Title III of CERCLA and all other Environmental Laws.

(xi)The Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted without any conflict with, or infringement of the rights of, others (collectively, “Intellectual Property”). A list of the Company’s registered trademarks, copyrights and service marks, patents and domain names is set forth on Schedule 8(a)(xi). The Company has not received any written communications alleging that any of the Company’s material Intellectual Property has violated any of the patents, trademarks, service marks, trade names, copyrights, trade secrets or other proprietary rights or processes of any other person or entity. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company’s business by the employees of the Company, nor the conduct of the Company’s business as proposed, will, to the Company’s knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated.

(xii)Except as set forth on Schedule 8(a)(xii): (1) there are no outstanding options, warrants, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any Memberships of the Borrower, or arrangements by which the Borrower is or may become bound to issue additional Membership Interests, (2) there are no agreements or arrangements under which the Borrower is obligated to register the sale of any of its securities under the Securities Act of 1933, as amended (the “Securities Act”) and (3) the Borrower has no obligations (contingent or otherwise) to purchase, redeem or otherwise acquire any of its Membership Interests or any interests therein or to pay or make any distribution in respect thereof.

(b)Representations and Warranties of Lender. Lender hereby represents and warrants to the Company that:

(i). Authority. Lender has the requisite power and authority to enter into this Agreement.

(ii). Brokers. No broker, finder or investment banker has been involved in this transaction. No party hereto is liable for payment of any fee or commission due to any broker, finder or investment banker in connection with the transactions contemplated by this Agreement.

8.Covenants

The Borrower covenants and agrees that, during the term of this Agreement, and so long thereafter as the Borrower is indebted to Lender under this Agreement, the Borrower shall, unless Lender otherwise consents:

(a)Maintain and preserve its existence and all rights and privileges now enjoyed; not liquidate or dissolve, merge or consolidate with or into, or acquire any other business organization; and conduct its business in accordance with all applicable laws, rules and regulations.

(b)Maintain insurance in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower operates and maintain such other insurance and coverages as may be reasonably required by Lender. All such insurance shall be in form and amount and with companies satisfactory to Lender (if said companies rates are in conformance with rates that are standard for the industry) in effect on the date of this Agreement. With respect to insurance covering properties in which Lender maintains a security interest or lien, such insurance shall be in an amount not less than the full replacement value thereof, at Lender's written request, such insurance shall name Lender as loss payee pursuant to a loss payable endorsement satisfactory to Lender (to the extent the insurer will do so) and shall not be altered or canceled except upon ten (10) days' prior written notice to Lender. Upon Lender's written request, the Borrower shall furnish Lender with the original policy or binder of all such insurance.

(c)Keep and maintain the Collateral free and clear of all levies, liens, encumbrances and security interests (including but not limited to, any lien of attachment, judgment or execution) and defend the Collateral against any such levy, lien, encumbrance or security interest; comply with all laws, statutes and regulations pertaining to the collateral and it use and operation; execute, file and record such statements, notices and agreements, take such actions and obtain such certificates and other documents as necessary to perfect, evidence and continue Lender's security interest in the Collateral and the priority thereof; maintain accurate and complete records of the Collateral which show all sales, claims and allowances; and properly care for, house, store and maintain the Collateral in good condition, free of misuse, abuse and deterioration, other than normal wear and tear. The Borrower shall also maintain and preserve all its properties in good working order and condition in accordance with the general practice of other businesses of similar character and size, ordinary wear and tear excepted.

(d)Keep the Equipment at all times in the Borrower's physical possession, and shall not hold it for sale or lease and shall keep the Equipment only at the following location 222 Pitkin Street, East Hartford, CT 06108, and not secrete, abandon or remove, or permit the removal of, the Equipment, or any part thereof, from the location(s) shown above or remove or permit to be removed any accessories now or hereafter placed upon the Equipment. Notwithstanding the preceding sentence, the Borrower may or dispose of equipment in the ordinary course of business. Further, Borrower shall:

(i)upon Lender's written demand, within ten business days from the demand, provide Lender with a complete and accurate description of the Equipment including, as applicable, the make, model, identification number and serial number of each item of Equipment. In addition, the Borrower shall notify Lender within ten business days of the acquisition of any new or additional Equipment or the replacement of any existing Equipment and shall supply Lender with a complete description of any such additional or replacement Equipment. In the event Borrower fails to comply with this section, Lender shall notify Borrower in writing and Borrower shall have ten business days to cure any such non-compliance.

(ii)at the Borrower's sole cost and expense, keep and maintain the Equipment in a good state of repair and shall not destroy, misuse, abuse, illegally use or be negligent in the care of the Equipment or any part thereof. The Borrower shall not remove, destroy, obliterate, change, cover, paint, deface or alter the name plates, serial numbers, labels or other distinguishing numbers or identification marks placed upon the Equipment or any part thereof by or on behalf of the manufacturer, any dealer or rebuilder thereof, or Lender. The Borrower shall not be released from any liability to Lender hereunder because of any injury to or loss or destruction of the Equipment. Upon five business day notice, the Borrower shall allow Lender and its representatives free access to and the right to inspect the Equipment at all times during normal business hours and shall comply with the terms and conditions of any leases covering the real property on which the Equipment is located and any orders, ordinances, laws, regulations or rules of any federal, state or municipal agency or authority having jurisdiction of such real property or the conduct of business of the persons having control or possession of the Equipment.

(iii)not at any time hereafter affix the Equipment to the real property on which it is located as to become a fixture or a part thereof as the Equipment is now and shall at all times hereafter be and remain personal property of the Borrower.

(iv)not at any time hereafter store any Inventory/Equipment with a bailee, warehouseman or similar party without Lender's prior written consent and, in such event the Borrower will concurrently therewith cause any such bailee, warehouseman or similar party to issue and deliver to Lender, in form acceptable to Lender warehouse receipts in Lender's name evidencing the storage of inventory;

(e)Make timely payment of all assessments and taxes and all of its liabilities and obligations including, but not limited to, trade payables, unless the same are being contested in good faith by appropriate proceedings with the appropriate court or regulatory agency. For purposes hereof, the Borrower's issuance of a check, draft or similar instrument without delivery to the intended payee shall not constitute payment.

(f)At any reasonable time and from time to time permit Lender or any representative thereof to examine and make copies of the records and visit the properties of the Borrower and to discuss the business and operations of the Borrower with any employee or representative thereof. If the Borrower now or at any time hereafter maintains any records (including, but not limited to, computer generated records and computer programs for the generation of such records) in the possession of a third party, the Borrower hereby agrees to notify such third party to permit Lender access at Lender’s expense, to such records at agreed upon reasonable times and to provide Lender with copies of any records it may request (while simultaneously providing Borrower with said documents as well), all at Lender’s expense, the amount of which shall be payable immediately upon demand. In addition, Lender may, upon two days written notice, during regular business hours of the Borrower conduct inspections and audits of the Collateral and the Borrower's accounts payable, the cost and expenses of which shall be paid by the Borrower to Lender upon demand.

(g)Not redeem or repurchase any Membership Interests now or hereafter outstanding.

(h)Not, after the date hereof, create, incur or assume, directly or indirectly, any liability or indebtedness other than (x) indebtedness owned or to be owed to Lender, (y) indebtedness to trade creditors incurred in the ordinary course of the Borrower's business, or (z) additional indebtedness up to an aggregate amount not exceeding $50,000.

(i)Not make any loans or advances or extend credit to any third person, including, but not limited to, members, officers, employees, affiliated entities or subsidiaries of the Borrower, except for credit extended in the ordinary course of the Borrower's business as presently conducted and except loans up to an aggregate amount not exceeding $25,000.

(j)Not create, assume or permit to exist any security interest, encumbrance, mortgage, deed of trust or other lien (including, but not limited to, a lien of attachment, judgment or execution) affecting any of the Borrower's properties, or execute or allow to be filed any financing statement or continuation thereof affecting any such properties, as otherwise provided in this Agreement.

(k)Not sell, contract for sale, transfer, convey, assign, lease or sublet any assets of the Borrower, including, but not limited to, the Collateral, except in the ordinary course of business as presently conducted by the Borrower, and then, only for full, fair and reasonable consideration.

(l)Not make any material change in the Borrower's financial structure or in the nature of the Borrower's business as existing or conducted as of the date of this Agreement.

(m)Give Lender prompt written notice of any and all (i) Events of Default; (ii) litigation, arbitration or administrative proceedings to which the Borrower is a party and in which the claim or liability exceeds $10,000 or which affects the Collateral; (iii) any change in the place of business of the Borrower or the acquisition of more than one place of business by the Borrower; (iv) any proposed or actual change in the name, identity or business nature of the Borrower: (v) any change in the location of the Equipment or Inventory; and (vi) other matters which have resulted in, or might result in a material adverse change in the Collateral or the financial condition or business operations of the Borrower.

(n)Until the Maturity Date, grant to Lender the right to designate, remove and replace, at Lender's discretion, one (1) out of three (3) members of the Borrower's "Board of Directors" and Jonathan Rydberg shall have the right to designate, remove and replace, at his discretion, two (2) out of the three (3) members of the Borrower's "Board of Directors". If Lender acquires a 55% ownership interest in the Borrower, Lender shall have the right to designate, remove and replace, at Lender's discretion, three (3) out of the five (5) members of the Borrower's "Board of Directors" and Jonathan Rydberg shall have the right to designate, remove and replace, at his discretion, two (2) out of the five (5) members of the Borrower's "Board of Directors". The Board of Directors shall act by majority vote. The Borrower shall give written notice to Lender, and each member of the Board of Directors, of all meetings of the "Board of Directors" of the Borrower or any Subsidiary, and of all action proposed to be taken by the "Board of Directors" of the Borrower or any Subsidiary by written consent, at the same time as notice thereof is given to each other member of the "Board of Directors".

(o)Deliver or cause to be delivered to Lender in form and detail satisfactory to Lender:

(p)Not later than 45 days after the end of each of the Borrower's fiscal years, a copy of the annual financial report of the Borrower for such year, which report shall be audited and prepared by an independent CPA.

(q)Not later than 30 days after the end of each fiscal quarter, an aging of accounts receivable and an aging of accounts payable.

(r)Not later than 10 days after the end of each month, a copy of the Borrower's financial statement as of the end of such month.

(s)Within a reasonable amount of time after Lender's written request, such other information pertaining to the Borrower, the Collateral, or any Guarantor as Lender may reasonably request.

9.Events of Default

Any one or more of the following described events shall constitute an event of default under this Agreement:

(a)The Borrower shall fail to pay any Obligations within 30 days of when due.

(b)The Borrower shall fail in any material respect to perform or observe any term, covenant or agreement contained in this Agreement or in any document, instrument or agreement evidencing or relating to any indebtedness of the Borrower (owed to Lender ), and any such failure (exclusive of the payment of money to Lender under this Agreement or under any other document, instrument, instrument or agreement, which failure shall constitute and be an immediate Event of Default if not paid when due or when demanded to be due) shall continue for more than 30 days after written notice from Lender to the Borrower of the existence and character of such Event of Default.

(c)Any representation or warranty made by the Borrower under or in connection with this Agreement or any financial statement given by the Borrower or any Guarantor shall prove to have been incorrect in any material respect when made or given or when deemed to have been made or given.

(d)The Borrower shall: (i) become insolvent or be unable to pay its debts as they mature; (ii) make an assignment for the benefit of creditors or to an agent authorized to liquidate any substantial amount of its properties or assets; (iii) file a voluntary petition in Bankruptcy or seeking reorganization or to effect a plan or other arrangement with creditors; (iv) file an answer admitting the material allegations of an involuntary petition relating to Bankruptcy or reorganization or join in any such petition; (v) become or be adjudicated a bankrupt; (vi) apply for or consent to the appointment of, or consent that an order be made, appointing any receiver, custodian or trustee for itself or any of its properties, assets or businesses; or (vii) any receiver, custodian or trustee shall have been appointed for all or a substantial part of its properties, assets or businesses and shall not be discharged within 60 days after the date of such appointment.

(e)Any writ of execution or attachment or any judgment lien shall be issued against any property of the Borrower and shall not be discharged or bonded against or released within 60 days after the issuance or attachment of such writ or lien.

(f)Any Guaranty shall be revoked or limited or its enforceability or validity shall be contested by any Guarantor, by operation of law, legal proceeding or otherwise or any Guarantor who is a natural person shall die.

(g)The Borrower shall voluntarily suspend the transaction of business or allow to be suspended, terminated, revoked or expired any permit, license or approval of any governmental body necessary to conduct the Borrower's business as now conducted.

(h)There shall occur a sale, transfer, disposition or encumbrance (whether voluntary or involuntary), or an agreement shall be entered into to do so, unless such agreement provides that upon the closing of such agreement that all outstanding obligations of this Agreement shall be paid in full, with respect to more than 40% of the issued and outstanding Membership Interests of the Borrower.

(i)There shall occur any injury or damage to all or any part of the Collateral or all or any part of the Collateral shall be lost, stolen or destroyed, which changes cause the Collateral, in the sole and absolute judgment of Lender, to become unacceptable as to character and value.

10.Remedies on Default

Upon the occurrence of any Event of Default, Lender may, at its sole election, upon demand and upon only such notice as may be required by law:

(a)Declare any or all of the Borrower's indebtedness owing to Lender, whether under this Agreement or under any other document, instrument or agreement, immediately due and payable, whether or not otherwise due and payable.

(b)Cease making Advances or otherwise extending credit to or for the account of the Borrower under this Agreement or under any other agreement now existing or hereafter entered into between the Borrower and Lender.

(c)Terminate this Agreement as to any future obligation of Lender without affecting the Borrower's obligations to Lender or Lender's rights and remedies under this Agreement or under any other document, instrument or agreement.

(d)Require the Borrower to segregate all collections and proceeds of the Collateral so that they are capable of identification and to deliver such collections and proceeds to Lender, in kind, without commingling, at such times and in such manner as required by Lender.

(e)Require the Borrower to periodically deliver to Lender records and schedules showing the status, condition and location of the Collateral and such contracts or other matters which affect the Collateral. In connection herewith, Lender may conduct such audits or other examination of such records, including, but not limited to, verification of balances owing by any account debtor of the Borrower, as Lender, in its sole and absolute discretion, deems necessary.

(f)Notify any or all of the Borrower's Account Debtors, or any buyers or transferees of the Collateral or other persons of Lender's interest in the Collateral and the proceeds thereof and instruct such person(s) to thereafter make any payment due the Borrower directly to Lender.

(g)The Borrower hereby irrevocably and unconditionally appoints Lender as its attorney-in-fact to: (i) endorse the Borrower's name on any notes, acceptances, checks, drafts, money orders or other evidence of payment that may come into Lender's possession; (ii) sign the Borrower's name on any invoice or bill of lading relating to any of the Collateral; (iii) notify post office authorities to change the address for delivery of mail addressed to the Borrower to such address as Lender may designate and take possession of and open mail addressed to the Borrower and remove therefrom, proceeds of and payments on the Collateral; and (iv) demand, receive and endorse payment and give receipts, releases and satisfactions for and sue for all money payable to the Borrower. All of the preceding may be done either in the name of Lender or in the name of the Borrower with the same force and effect as the Borrower could have done had this Agreement not been entered into.

(h)Make such payments and do such acts as Lender, in its sole judgment, considers necessary and reasonable to protect its security interest or lien in the Collateral. The Borrower hereby irrevocably authorizes Lender to pay, purchase, contest or compromise any encumbrance, lien or claim which Lender, in its sole judgment, deems to be prior or superior to its security interest. Further, the Borrower hereby agrees to pay to Lender, upon demand therefor, all expenses and expenditures (including reasonable attorneys' fees) incurred in connection with the foregoing.

(i)Enforce any security interest or lien given or provided for under this Agreement or under any security agreement, mortgage, deed of trust or other document relating to the Collateral, in such manner and such order, as to all or any part of the Collateral, as Lender, in its sole judgment, deems to be necessary or appropriate and the Borrower hereby waives any and all rights, obligations or defenses now or hereafter established by law relating to the foregoing. In the enforcement of its security interest or lien, Lender authorized to enter upon the premises where any Collateral is located and take possession of the Collateral or any part thereof, together with the Borrower's records pertaining thereto, or Lender may require the Borrower to assemble the Collateral and records pertaining thereto and make such Collateral and records available to Lender at a place designated by Lender. Lender may sell the Collateral or any portions thereof, together with all additions, accessions and accessories thereto, giving only such notices and following only such procedures as are required by law, at either a public or private sale, or both, with or without having the Collateral present at the time of sale, which sale shall be on such terms and conditions and conducted in such manner as Lender determines in its sole judgment to be commercially reasonable. Any deficiency which exists after the disposition or liquidation of the Collateral shall be a continuing liability of any obligor on or any guarantor of the Obligations and shall be immediately paid to Lender.

(j)All amounts received by Lender as proceeds from the disposition or liquidation of the Collateral shall be applied to the Borrower's indebtedness to Lender as follows: first, to the costs and expenses of collection, enforcement, protection and preservation of Lender's lien in the Collateral, including court costs and reasonable attorneys' fees, whether or not suit is commenced by Lender; next, to those costs and expenses incurred by Lender in protecting, preserving, enforcing, collecting, selling or disposing of the Collateral; next, to the payment of accrued and unpaid interest on all of the Obligations; next, to the payment of the outstanding principal balance of the Obligations; and last, to the payment of any other indebtedness owed by the Borrower to Lender. Any excess Collateral or excess proceeds existing after the disposition or liquidation of the Collateral will be returned or paid by Lender to the Borrower.

(k)Exercise one or more of Lender's rights set forth herein or seek such other rights or pursue such other remedies as may be provided by law, in equity or in any other agreement now existing or hereafter entered into between the Borrower and Lender, or otherwise.

11.Default Rate of Interest. If an Event of Default has occurred and is continuing, Lender, at its option, may require the Borrower to pay to Lender interest on any Indebtedness or amount payable under this Agreement at a rate which is 6% in excess of the rate or rates otherwise then in effect under this Agreement.

12.Indemnification. The Borrower agrees to protect, indemnify, defend and hold harmless Lender and all of its affiliates, partners, and their respective directors, members, attorneys (including, without limitation, those retained in connection with the transactions contemplated by the Transaction Documents), representatives, officers, and employees (collectively, the “Indemnitees”) from and against any and all liabilities, losses, damages or expenses (including in respect of or for attorney’s fees and other expenses) of any kind or nature and from any suits, claims or demands, causes of action, proceedings, (payable by the Borrower monthly in advance of being incurred if the Borrower is not immediately assuming satisfactory defense of the matter, in the amounts reasonably estimated by Lender to be incurred) arising on account of, relating to, in connection with, or as a result of (i) any breach of a representation or warranty of the Borrower contained herein, (ii) any use by the Borrower of any proceeds of the Note, and (iii) any violation by the Borrower, its Subsidiaries or their respective officers, directors and employees of the Act, the Exchange Act, or any other applicable rule, regulation or law arising on account of, relating to, in connection with, or as a result of the Transaction Documents and/or the transactions contemplated therein, except to the extent such liability is finally judicially determined to directly arise from the willful misconduct or gross negligence of any such Indemnitee. Upon receiving knowledge of any suit, claim or demand asserted by a third party that Lender believes is covered by this indemnity, Lender shall promptly give the Borrower notice of the matter and an opportunity to defend it, at the Borrower’s sole cost and expense, with legal counsel reasonably satisfactory to Lender. Any failure or delay of Lender to notify the Borrower of any such suit, claim or demand shall not relieve the Borrower of its obligations under this Section 12 but shall reduce such obligations to the extent of any increase in those obligations caused solely by any such failure or delay which is unreasonable. The obligations of the Borrower under this Section 12 shall survive the payment and performance of the Borrower’s obligations under this Agreement and related Documents.

13.Miscellaneous Provisions.

(a)Each warranty, representation, covenant and agreement contained in this Agreement shall be conclusively presumed to have been relied upon by the Lender regardless of any investigation made or information possessed by Lender and shall be cumulative and in addition to any other warranties, representations, covenants or agreements which the Borrower shall now or hereafter give, or cause to be given, to Lender.

(b)Waiver of Jury Trial. The Borrower and Lender hereby expressly and voluntarily waive any and all rights, to demand a trial by jury in any action, matter, claim or cause of action whatsoever arising out of or in any way related to this Agreement or any other agreement, document or transaction contemplated hereby.

(c)Expenses. In the event Lender and the Borrower negotiate for, or enter into, any restructuring, modification or refinancing of the Indebtedness under this Agreement for the purposes of remedying an Event of Default. Lender, may require the Borrower to reimburse all of Lender's reasonable costs and expenses incurred in connection therewith, including, but not limited to reasonable attorneys' fees and the costs of any audit or appraisals required by Lender to be performed in connection with such restructuring, modification or refinancing.

(d)Attorney's Fees and Expenses. If any party brings a legal action to enforce the provisions of this Agreement or otherwise reasonably incurs attorneys’ fees or other legal expenses to enforce this Agreement, the substantially prevailing party or parties will be entitled to recover from the party or parties that do not substantially prevail all costs and expenses, including but not limited to attorneys’ fees and disbursements, reasonably incurred by the substantially prevailing party or parties in connection with such action or enforcement including but not limited to those incurred in connection with trial and appellate court proceedings, post-judgment collection proceedings, settlement negotiations, and bankruptcy or other insolvency proceedings.

(e)Notices. All notices, payments, requests, information and demands which either party hereto may desire, or may be required to give or make to the other party shall be given or made to such party by hand delivery or through deposit in the United States mail, postage prepaid, or by facsimile, email or overnight courier addressed to the address set forth below or to such other address as may be specified from time to time in writing by either party to the other:

To:

To:

(f)Non-waiver. Neither the failure nor delay by either party in exercising any right hereunder or under any document, instrument or agreement mentioned herein shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder or under any document, instrument or agreement mentioned herein preclude other or further exercise thereof or the exercise of any other right; nor shall any waiver of any right or default hereunder or under any document, instrument or agreement mentioned herein constitute a waiver of any other right or default or constitute a waiver of any other default of the same or any other term or provision.

(g)Controlling Agreement. To the extent that any of the terms or provisions contained in this Agreement are inconsistent with those contained in any other document, instrument or agreement executed pursuant hereto, the terms and provisions contained herein shall control. Otherwise, such provisions shall be considered cumulative.

(h)Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower and Lender and their respective successors and assigns, except that the Borrower shall not have the rights to assign its rights hereunder or any interest herein without Lender's prior written consent. Lender may sell, or assign or grant participations in all or any portion all of its rights and benefits hereunder. The Borrower agrees that, in connection with any such sale, grant or assignment, Lender may deliver to the prospective buyer, participant or assignee financial statements and other relevant information relating to the Borrower and any guarantor.

(i)Governing Law, Entire Agreement, Governing Law; Jurisdiction. This Agreement, and all matters arising directly or indirectly here from, shall be governed by and construed in accordance with the laws of the State of Georgia, notwithstanding the choice of law or conflicts of law principles thereof. Each of the parties hereto hereby (i) irrevocably consents and submits to the sole exclusive jurisdiction of the United States District Court for the Southern District of California, located in San Diego County, California (and of the appropriate appellate courts therefrom) in connection with any suit, action or other proceeding arising out of or relating to this Note, (ii) irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum, and (iii) agrees that service of any summons, complaint, notice or other process relating to such suit, action or other proceeding may be effected in the manner provided by Section 13(e).

(j)Headings. The headings set forth herein are solely for the purpose of identification and have no legal significance.

(k)Legal Expenses. Each party shall bear and pay all of the legal, accounting and other expenses incurred by it in connection with the transactions contemplated by this Agreement except as set forth in Paragraph 13(p) below.

(l) Construction. Each party to this Agreement and its legal counsel have reviewed and revised this Agreement. The rule of construction that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or of any amendments or exhibits to this Agreement.

(m)Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(n)Counterparts. This Agreement may be executed in any number of counterparts, (including by facsimile transmission or by electronic mail with scan or attachment signature) each of which will be deemed an original, but all of which together will constitute but one and the same instrument.

(o)Amendments. Any term of this Agreement may be amended or waived only with the written consent of Lender and the Borrower. Any amendment or waiver effected in accordance with this Section shall be binding upon the Borrower.

(p)No Finders. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. The Borrower agrees to indemnify and to hold harmless Lender from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Borrower or any of its officers, employees, or representatives is responsible. The Lender agrees to indemnify and hold harmless the Borrower from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which Lender or any of its officers, employees or representatives is responsible.

IN WITNESS WHEREOF, this Line of Credit and Security Agreement has been executed by the parties hereto as of the date first hereinabove written.

Natalie Moores

By: /s/Natalie Moores

Natalie Moores

Lockbox Link, Inc

By: /s/Natalie Moores

Natalie Moores,

President and CEO